================================================================================

                      NATIONWIDE FINANCIAL SERVICES, INC.
                                    Issuer

                                      and

                           WILMINGTON TRUST COMPANY
                                    Trustee



                                   INDENTURE

                         Dated as of _______ __, 1997



                                 $300,000,000

                          ___% Senior Notes Due 2027

================================================================================

          INDENTURE, dated as of _______ __, 1997, between Nationwide Financial Services, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at One Nationwide Plaza, Columbus, Ohio 43215, and Wilmington Trust Company, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its __% Senior Notes Due 2027 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 101. Definitions. For all purposes of this Indenture, except
                       -----------
as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture.

          "Act," when used with respect to any Holder, has the meaning specified
           ---
in Section 104.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise (and the terms "controlling" and "controlled" have meanings correlative to the
                -----------       ----------
foregoing).

          "Authenticating Agent" means any Person authorized pursuant to
           --------------------
Section 614 on behalf of the Trustee to authenticate Securities.

          "Bankruptcy Law" means Title 11, United States Code, or any similar
           --------------
Federal or state law for the relief of debtors.

          "Board of Directors" means the board of directors of the Company or
           ------------------
any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the
           ----------------
Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day," when used with respect to any Place of Payment or
           ------------
other location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location, as the case may be, are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" means an obligation of the Company or any
           ------------------------
Subsidiary to pay rent or other amounts
under a lease of (or another Indebtedness arrangement conveying the right to use) real or personal property thereof that is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet thereof in accordance with generally accepted accounting principles. For purposes of this Indenture, the amount of such obligation shall be the capitalized amount thereof and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease (or such other arrangement) prior to the first date upon which such lease (or such other arrangement) may be terminated by the lessee (or obligor) without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests,
           -------------
participations or other equivalents (however designated) of corporate stock or other equity of such Person.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted and created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first
           -------
paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order
           ---------------      -------------
signed in the name of the Company by its Chairman of the Board, its Chairman and Chief Executive Officer - Nationwide Insurance Enterprise, its President and Chief Operating Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in
           ----------------------
the City of Wilmington, Delaware, at which at any particular time its corporate trust business shall be administered, which, as of the date of this Indenture, is located at Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890.

          "corporation" means a corporation, association, company, joint-stock
           -----------
company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 1203.
           -------------------

          "Defaulted Interest" has the meaning specified in Section 307.
           ------------------

          "Defeasance" has the meaning specified in Section 1202.
           ----------

          "Definitive Security" means a Security other than a Global Security or
           -------------------
a temporary Security.

          "Depositary" means the Person designated as Depositary by the Company
           ----------
in Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder.

          "Event of Default" has the meaning specified in Section 501.
           ----------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, and any statutory successor thereto.

          "Global Security" means a Security evidencing all or part of the
           ---------------
Securities, issued to the Depositary in accordance with Section 303 and bearing the legend described in Section 204.

          "Guaranty" by any Person means any Obligation, contingent or
           --------
otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including,
 ---------------
without limitation, every Obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advances or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and the terms "Guaranteed," "Guaranteeing" and "Guarantor" shall have meanings
       ----------    ------------       ---------
correlative to the foregoing); provided, however, that the Guaranty by any
                               --------  -------
Person shall not include endorsements by such Person for collection or deposit, in either case in the ordinary course of business.

          "Holder" means a Person in whose name a Security is registered in the
           ------
Security Register.

          "Indebtedness" of any Person means, without duplication, (i) every
           ------------
obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every obligation of such Person under conditional sale or other title retention agreements relating to assets or property purchased by such Person or issued or assumed as the deferred purchase price of property, assets or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business that are not overdue by more than 90 days or are being contested by such Person in good faith); (iv) every Capital Lease Obligation of such Person; (v) every obligation of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party;
(vi) every obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person; (vii) the maximum fixed redemption or repurchase price of outstanding Redeemable Stock of such Person; (viii) every obligation of such person with respect to performance, surety or similar bonds; (ix) every obligation of such Person under interest rate swap or cap or similar agreements, or under foreign currency hedge, exchange or similar agreements, of such Person; (x) if such Person is engaged in the insurance business, all Surplus Debt of such Person; (xi) every obligation of the type referred to in clauses (i) through (x) and (xii) of another Person the payment of which such Person has Guaranteed or is otherwise responsible for or liable for, directly or indirectly, as obligor, Guarantor or otherwise; and (xii) every amendment, modification, renewal and extension of an obligation of the type referred to in clauses (i) through (xi).

          "Indenture" means this instrument as originally executed, as it may
           ---------
from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Insurance Regulator" means any Person having (i) authority to
           -------------------
administer or enforce any statute, regulation or other law of the United States, any State or the District of Columbia or any instrumentality or political subdivision thereof (or any order or decree of any court thereof) governing the conduct of an insurance business, and (ii) jurisdiction over the matter in question.

          "Interest Payment Date" means the Stated Maturity of an installment of
           ---------------------
interest on the Securities.

          "Maturity Date," when used with respect to any Security, means the
           -------------
date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption on a Redemption Date or otherwise.

          "Notice of Default" has the meaning specified in Section 501.
           -----------------

          "Obligation" of any person means any obligation of such Person to pay
           ----------
principal, premium, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for such post-petition interest is allowed in such proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts.

          "Officers' Certificate" means a certificate signed by the Chairman of
           ---------------------
the Board, the Chairman and Chief Executive Officer - Nationwide Insurance Enterprise, the President and Chief Operating Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of legal counsel, who may
           ------------------
be an employee of or counsel for the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding," when used with respect to Securities, means, as of the
           -----------
date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be
                                 --------
     redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (3) Securities which have been replaced or paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the
           ------------
principal of and premium, if any, or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment," when used with respect to the Securities, means
           ----------------
the place or places where, subject to the provisions of Section 1002, the principal of and premium, if any, and interest on the Securities are payable as specified and as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous
           --------------------
Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Redeemable Stock" of a Person means Capital Stock of such Person that
           ----------------
by its terms or otherwise is required to be redeemed or otherwise purchased by such Person, or is redeemable or so purchasable at the option of the holder thereof, at any time prior to the Stated Maturity thereof.

          "Redemption Date," when used with respect to any Security to be
           ---------------
redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be
           ----------------
redeemed, means the price at which it is to be redeemed pursuant to this Indenture, including as applicable without duplication, any accrued interest due upon such redemption pursuant to the terms of this Indenture.

          "Regular Record Date" for the interest payable on the Securities on
           -------------------
any Interest Payment Date means the _______________ or _______________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Sale and Leaseback Transaction" means any arrangement with any bank,
           ------------------------------
insurance company or other lender or investor (other than the Company or a Subsidiary), or to which such lender or investor is a party, providing for the leasing by the Company or any Subsidiary of any property or asset of the Company or any Subsidiary that has been or is to be sold or transferred by the Company or any Subsidiary to such lender or investor or to any Person (other than the Company or a Subsidiary) to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

          "Securities" has the meaning specified in the first recital of this
           ----------
Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective
           -----------------       ------------------
meanings specified in Section 305.

          "Significant Subsidiary" means a Subsidiary, including its
           ----------------------
Subsidiaries, which meets any of the following conditions (in each case determined in accordance with generally accepted accounting principles): (i) the Company's and its other Subsidiaries' investment in and advances to the Subsidiary exceed ten percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; (ii) the Company's and its other Subsidiaries' proportionate share of the total assets (after inter-company eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or (iii) the Company's and its other Subsidiaries' equity interest in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceed ten percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

          "Special Record Date" for the payment of any Defaulted Interest means
           -------------------
a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity," when used with respect to any Security or any
           ---------------
installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding
           ----------
Voting Stock of which is owned, directly or indirectly, by the Company, one or more Subsidiaries or the Company and one or more Subsidiaries.

          "Surplus Debt" of any Person engaged in the insurance business means
           ------------
any liability of such Person to another Person for repayment of a sum of money to such other Person under a written agreement approved by an Insurance Regulator providing for such liability to be paid only out of surplus of such Person in excess of a minimum amount of surplus specified in such agreement.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in
           -------------------
force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of
                --------  -------
1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first
           -------
paragraph of this instrument until a successor Trustee shall have assumed all of the duties and obligations of this Indenture pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "U.S. Government Obligations" has the meaning specified in Section
           ---------------------------
1204.

          "Vice President," when used with respect to the Company or the
           --------------
Trustee, means any vice president, whether designated by a number or a word or words added before or after the title "vice president."

          "Voting Stock" of any Person means Capital Stock the holders of which
           ------------
have general voting power under ordinary circumstances to elect at least a majority of the board of directors of a corporation, provided that, for the purposes of such definition, Capital Stock which carries only the right to vote conditioned on the happening of an event shall not be considered Voting Stock whether or not such event shall have happened.

          "Wholly Owned Subsidiary" means, at any time, a Subsidiary all of the
           -----------------------
outstanding Capital Stock of which (other than directors' qualifying shares) shall at such time be owned, directly or indirectly, by the Company, one or more Wholly Owned Subsidiaries or the Company and one or more Wholly Owned Subsidiaries.

          Section 102.  Compliance Certificates and Opinions.  Upon any
                        ------------------------------------
application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be in the form of an Officers' Certificate if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 103.  Form of Documents Delivered to Trustee.  In any case
                        --------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 104.  Acts of Holders; Record Date.  (a)  Any request, demand,
                        ----------------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by one or more agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided or permitted by this Indenture to be given or taken by Holders of Securities. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Persons remain Holders after such record date.

          Section 105.  Notices, Etc., to Trustee and Company.  Any request,
                        -------------------------------------
demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

          Section 106.  Notice to Holders; Waiver.  Where this Indenture
                        -------------------------
provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Section 107.  Conflict with Trust Indenture Act. If any provision
                        ---------------------------------
hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          Section 108.  Effect of Headings and Table of Contents.  The Article
                        ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 109.  Successors and Assigns.  All covenants and agreements in
                        ----------------------
this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

          Section 110.  Separability Clause.  In case any provision in this
                        -------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 111.   Benefits of Indenture.  Nothing in this Indenture or in
                         ---------------------
the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 112.  Governing Law.  THIS INDENTURE AND THE SECURITIES SHALL
                        -------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          Section 113.  Legal Holidays.  In any case where any Interest Payment
                        --------------
Date, Redemption Date, Maturity Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Maturity Date or Redemption Date, or at the Stated Maturity; provided that
                                                                   --------
no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Maturity Date or Stated Maturity, as the case may be, if such payment is made or duly provided for on the next succeeding Business Day.

          Section 114.  Incorporators, Stockholders, Officers and Directors of
                        ------------------------------------------------------
the Company Exempt from Individual Liability.  No recourse under or upon any
--------------------------------------------
obligation, covenant or agreement of this Indenture or any indenture supplemental hereto or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.


                                  ARTICLE II

                              FORMS OF SECURITIES

          Section 201.  Forms Generally.  The Securities and the Trustee's
                        ---------------
certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

          The Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

          Section 202.  Form of Face of Security.
                        ------------------------

          [If a Global Security, insert legend required by Section 204 of the
           ------------------------------------------------------------------
Indenture] [if applicable, insert -- UNLESS THIS SECURITY IS PRESENTED BY AN
---------   ---------------------
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                      NATIONWIDE FINANCIAL SERVICES, INC.

                          ___% Senior Notes Due 2027

No.______                                                                $______

          Nationwide Financial Services, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay
to           , or registered assigns, the principal sum of             on
_______ __, 2027, and to pay interest thereon from _______ __, 199_ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, semi-annually in arrears on _______________ and _______________ in each year, commencing _______________, 199_, at the rate per annum of ___%, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______________ or _______________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          [If a Definitive Security, insert -- Payment of the principal of and
           --------------------------------
premium, if any, and interest on, and the Redemption Price with respect to, this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the
                                                --------  -------
option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.]

          [If a Global Security, insert -- Payment of the principal of and
           ----------------------------
premium, if any, and any such interest on, and the Redemption Price with respect to, this Security will be made by transfer of immediately available funds to a bank account in the Borough of Manhattan, the City of New York designated by the Holders in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.]

          Interest on this Security will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                                   NATIONWIDE FINANCIAL SERVICES, INC.


                                   By ________________________________
                                      Name:
                                      Title:

          Section 203.  Form of Reverse of Security.  This Security is one of a
                        ---------------------------
duly authorized issue of Securities of the Company designated as its ___% Senior Notes Due 2027 (herein called the "Securities"), limited in aggregate principal amount to $300,000,000 issued and to be issued under an Indenture, dated as of _______ ___, 1997 (herein called the "Indenture", between the Company and [________________], as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption upon not less than 20 nor more than 60 days' notice by first class mail, at any time or from time to time on or after __________ __, 2007, in whole or in part, at the election of the Company, at the following Redemption Prices (expressed as a percentage of the principal amount of the Securities) if redeemed during the 12-month period ending ___________:



        Year                  Redemption Price
        ----                  ----------------

        2009 ................        %
        2010 ................        %
        2011 ................        %
        2012 ................        %
        2013 ................        %
        2014 ................        %
        2015 ................        %
        2016 ................        %
        2017 ................        %

and thereafter at 100% of the principal amount of the Securities plus, in each case, accrued and unpaid interest, if any, to the Redemption Date.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to the Security, in each case upon compliance with certain conditions set forth therein.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may become due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security in the manner, at the times, place, and rate, and in the coin or currency, herein prescribed.

          [If a Definitive Security, insert -- As provided in the Indenture and
           --------------------------------
subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City of New York or at any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

          [If a Global Security, insert -- This Global Security or portion
           ----------------------------
hereof may not be exchanged for Definitive Securities except in the limited circumstances provided in the Indenture.]

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by a Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this security is registered as the owner hereof for all purposes, whether or not any amount due in respect of this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

          No recourse for the payment of the principal of, premium, if any, or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the issue hereof, expressly waived and released.

          The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of laws.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The foregoing summary of the terms of the

Indenture is qualified in all respects by the terms of the Indenture.

          Section 204.  Global Securities.  Every Global Security authenticated
                        -----------------
and delivered hereunder shall bear a legend in substantially the following form:

          "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES."

          If Securities are issuable in whole or in part in the form of one or more Global Securities, as specified and as contemplated by Section 301, then, notwithstanding the provisions of Section 302, any Global Security shall represent such of the Outstanding Securities as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Company Order. Subject to the provisions of Sections 303, 304 and 305, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in a Company Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel).

          Section 205.  Form of Trustee's Certificate of Authentication.
                        -----------------------------------------------

                         Certificate of Authentication
                         -----------------------------

          This is one of the Securities referred to in the within-mentioned Indenture.

Dated:
                                    [___________________],
                                    as Trustee


                              By _____________________________
                                 Authorized Signatory

                    Section 206.  Form of Assignment.
                                  ------------------

                    To assign this Security, fill in the form below:

                 I or we assign and transfer this Security to:

                            _______________________
                            :                      :
                            _______________________
                            (Insert assignee's soc.
                              sec. or tax ID no.)

                            ________________________
                            ________________________
                            ________________________
                           (Print or type assignee's
                          name, address and zip code)

                            and irrevocably appoint
                            ________________________
                            ________________________

as agent to transfer this security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date: _______________________ Your Signature:__________________________________*

________________________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)

* Your signature must be guaranteed by a commercial bank or trust company or by a member or members' organization of the New York Stock Exchange or American Stock Exchange.

                                  ARTICLE III

                                THE SECURITIES

          Section 301.  Title and Terms.  The aggregate principal amount of
                        ---------------
Securities which may be authenticated and delivered under this Indenture is limited to $300,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1108.

          The Securities shall be known and designated as the "___% Senior Notes Due 2027" of the Company. Their Stated Maturity shall be _______ __, 2027, and they shall bear interest at the rate per annum of __% from _________, 199_ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually in arrears on _____________ and ____________ commencing _____________, 199_, until the principal thereof is paid or made available for payment.

          Payment of the principal of and premium, if any, and interest on, and the Redemption Price with respect to, the Securities (other than Global Securities) will be made at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City of New York and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the
                                                --------  -------
option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Payment of the principal of and premium, if any, and any interest on, and the Redemption Price with respect to, any Global Security will be made by transfer of immediately available funds to a bank account in the Borough of Manhattan, the City of New York designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          The Securities shall be redeemable as provided in Article XI.

          The Securities shall be subject to Defeasance and Covenant Defeasance as provided in Article XII.

          The initial Depositary for the Securities is The Depository Trust Company.

          Section 302.  Denominations.  The Securities shall be issuable only in
                        -------------
registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          Section 303.  Execution, Authentication, Delivery and Dating.  (a)
                        ----------------------------------------------
The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chairman and Chief Executive Officer - Nationwide Insurance Enterprise, its President and Chief Operating Officer or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Notwithstanding the provisions of the preceding paragraph, if all Securities are not to be originally issued at one time, it shall not be necessary to deliver the Company Order otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each such Security if the Company Order is delivered at or prior to the authentication upon original issuance of the first Security to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the

Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Minor typographical and other minor errors in the text of any Security shall not affect the validity and enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

          (b) The Company shall initially execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the initially issued Securities, (ii) shall be registered in the name of the Depositary or the nominee of the Depositary, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially in the form required in Section 204.

          (c) The Depositary must, at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

          Section 304.  Temporary Securities.  Pending the preparation of
                        --------------------
Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of Definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

          Section 305.  Registration, Registration of Transfer and Exchange.
                        ---------------------------------------------------
(a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such
                                 -----------------
reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfer of Securities. The Trustee is hereby appointed the initial "Security Registrar" for the purpose of registering
                       ------------------
Securities and transfers of Securities as herein provided. The Company may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Company will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          (b) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be eligible under Section 303(c), the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Definitive Securities in exchange for the Global Security or Securities, will authenticate and make available for delivery, individual Definitive Securities in an aggregate principal amount equal to the principal amount of the Global Security or Securities, in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that individual Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Definitive Securities in exchange for the Global Security or Securities, will authenticate and make available for delivery, individual Definitive Securities in an aggregate principal amount equal to the principal amount of the Global Security or Securities, in exchange for such Global Security or Securities.

          The Depositary may surrender a Global Security in exchange in whole or in part for individual Definitive Securities on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and make available for delivery, without service charge,

          (i) to each Person specified by such Depositary a new individual Definitive Security or Securities of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Definitive Securities delivered to Holders thereof.

          Upon the exchange of a Global Security for individual Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, such Global Security shall be canceled by the Trustee. Individual Definitive Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The

Trustee shall make available for delivery such individual Definitive Securities to the Persons in whose names such Securities are so registered.

          (c) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemable portion of any Security being redeemed in part.

          Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.  If
                        ------------------------------------------------
any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 307.  Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------
Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the
-------------------
relevant Regular Record Date notwithstanding the fact that such Holder was a Holder on such Regular Record Date, and such Defaulted Interest may be paid by the Company, at its election, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited shall be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may then be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall he deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 308.  Persons Deemed Owners.  Prior to due presentment of a
                        ---------------------
Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not any payment due in respect of such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 309.  Cancellation.  All Securities surrendered for payment,
                        ------------
redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, or, if no such Company Order is given within 60 days after notice by the Trustee to the Company of cancellation of such Securities, then the Trustee may destroy such cancelled Security and, in such case, the Trustee shall thereafter deliver to the Company a certificate with respect to such destruction.

          Section 310.  Computation of Interest.  Interest on the Securities
                        -----------------------
shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 311.  CUSIP Numbers.  The Company in issuing the Securities
                        -------------
may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the
--------
correctness of such "CUSIP" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers.

                                  ARTICLE IV

                           SATISFACTION AND DISCHARGE

          Section 401.  Satisfaction and Discharge of Indenture.  This Indenture
                        ---------------------------------------
shall upon Company Request cease to be of further effect (except as to any registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such securities not theretofore delivered to the Trustee for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 305, 306, 607, 1001, 1002 and 1003 shall survive until the Securities are no longer outstanding.

          Section 402.  Application of Trust Money.  Subject to the provisions
                        --------------------------
of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment to the Persons entitled thereto, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                   ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

          Section 501.  Events of Default.  "Event of Default," wherever used
                        -----------------    ----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order or any court or any order, rule or regulation of any administrative or governmental body):

          (1) default by the Company in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default by the Company in the payment of the principal of or premium, if any, on, or the Redemption Price on, any Security when the same becomes due and payable at its Maturity Date; or

          (3) default by the Company in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the

     Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;
      -----------------

          (4)(A) the failure by the Company or any Subsidiary to pay Indebtedness in an aggregate principal amount exceeding $50 million at the later of final maturity or upon expiration of any applicable grace period with respect to such principal amount, or (B) acceleration of the maturity of any Indebtedness of the Company or any Subsidiary, in excess of $50 million, if such failure to pay is not discharged or such acceleration is not annulled within 10 days after due notice; or

          (5) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or any Significant Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any Significant Subsidiary under any Bankruptcy Law, and such decree or order shall have continued undischarged and unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any Significant Subsidiary or of their respective property, or for the winding up or liquidation of their respective affairs, shall have been entered, and such decree or order shall have remained in force undischarged and unstayed for a period of 120 days; or

          (6) the Company or any Significant Subsidiary shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against any of them, or shall file a petition or answer or consent seeking reorganization under any Bankruptcy Law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any Significant Subsidiary or of their respective property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay their respective debts generally as they become due.

          Section 502.  Acceleration of Maturity Date; Rescission and Annulment.
                        -------------------------------------------------------
If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company (and the Trustee if given by Holders) of any such written notice, such principal shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) occurs, all unpaid principal and accrued interest on the Outstanding Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities,

               (B) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 503.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Trustee.  The Company covenants that if
-------

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity Date thereof, including the payment of the Redemption Price on any Redemption Date,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any Defaulted Interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 504.  Trustee May File Proofs of Claim.  In case of any
                        --------------------------------
judicial proceeding relative to the Company or any other obligor upon the Securities, their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the

Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however,
                                                           --------  -------
that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          Section 505.  Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
Securities.  All rights of action and claims under this Indenture or the
----------
Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 506.  Application of Money Collected.  Any money collected by
                        ------------------------------
the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

          THIRD:  The balance, if any, to the Company.

          Section 507.  Limitation on Suits.  No Holder of any Security shall
                        -------------------
have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Defaults in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          Section 508.  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
Premium and Interest.  Notwithstanding any other provision in this Indenture,
--------------------
the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest on such Security on the respective Stated Maturities of such payments as expressed in such Security (and in the case of redemption, the Redemption Price on the applicable Redemption Date) and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

          Section 509.  Restoration of Rights and Remedies.  If the Trustee or
                        ----------------------------------
any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 510.  Rights and Remedies Cumulative.  Except as otherwise
                        ------------------------------
provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511.  Delay or Omission Not Waiver.  No delay or omission of
                        ----------------------------
the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 512.  Control by Holders.  The Holders of a majority in
                        ------------------
principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
--------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 513.  Waiver of Past Default.  The Holders of not less than a
                        ----------------------
majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or premium, if any, or interest on any Security as specified in clauses (1) and (2) of Section 501 or

          (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 514.  Undertaking for Costs.  In any suit for the enforcement
                        ---------------------
of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this
                                                ---------
Section nor the Trust Indenture Act shall be deemed to authorize any court to require such undertaking or to make such an assessment in any suit instituted by the Company.

          Section 515.  Waiver of Stay or Extension Laws.  The Company covenants
                        --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  THE TRUSTEE

          Section 601.  Certain Duties and Responsibilities.  The duties and
                        -----------------------------------
responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 602.  Notice of Defaults.  If a default occurs hereunder with
                        ------------------
respect to the Securities, the Trustee shall give the Holders of the Securities notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
--------  -------
Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both
--------
would become, an Event of Default.

          Section 603.  Certain Rights of Trustee.  Subject to the provisions of
                        -------------------------
Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee

     (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction which shall be reasonably satisfactory to the Trustee;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; provided,
                                                                    --------
     however, that the Trustee shall not thereby be deemed to be required to act
     -------
     or be held to any higher duty of care than existed prior to such inquiry;
     and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 604.  Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------
The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility or liability whatsoever for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 605.  May Hold Securities.  The Trustee, any Authenticating
                        -------------------
Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 606.  Money Held in Trust.  Money held by the Trustee in trust
                        -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          Section 607.  Compensation and Reimbursement.  The Company agrees:
                        ------------------------------

          (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree upon in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with the Trustee's performance of this Indenture (including the reasonable compensation and expenses and disbursements of its non-employee agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

          (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except those attributable to its negligence or willful misconduct. This obligation shall survive the maturity of the Securities.

          The Trustee shall have a claim prior to the Securities as to all property and funds properly held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture.

          Section 608.  Disqualification; Conflicting Interests.  If the Trustee
                        ---------------------------------------
has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          Section 609.  Corporate Trustee Required; Eligibility.  There shall at
                        ---------------------------------------
all times be a Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, (ii) authorized under such laws to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $50,000,000 (or, in the case of the initial Trustee hereunder, have a combined capital and surplus meeting the requirements of the Trust Indenture Act and be a wholly owned subsidiary of a Person that would otherwise meet the eligibility requirements of this Section), and (iv) be subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI. The Trustee shall comply with Trust Indenture Act (S) 310(b).

          Section 610.  Resignation and Removal; Appointment of Successor.  (a)
                        -------------------------------------------------
No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this

Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be judged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          Section 611.  Acceptance of Appointment by Successor.  Every successor
                        --------------------------------------
Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges pursuant to Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

          Section 612.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.  Any corporation into which the Trustee may be merged or converted or
--------
with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 613.  Preferential Collection of Claims Against Company.  If
                        -------------------------------------------------
and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 614.  Appointment of Authenticating Agent.  The Trustee may
                        -----------------------------------
appoint an Authenticating Agent or Agents acceptable to the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

          Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee, the Company or such Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay each Authenticating Agent, as appointed from time to time, such reasonable fees as may be agreed to in writing with the Company, for services rendered under this Section 614.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificates of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities described in the within mentioned Indenture.

                                   [                   ], as Trustee
                                    -------------------

                                   By:
                                        -----------------------------------
                                        As Authenticating Agent

                                   By:
                                        -----------------------------------
                                        Authorized Signatory

                                  ARTICLE VII

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

          Section 701.  Company to Furnish Trustee Names and Addresses of
                        -------------------------------------------------
Holders.  The Company will furnish or cause to be furnished to the Trustee:
-------

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar or Paying Agent.

          Section 702.  Preservation of Information; Communications to Holders.
                        ------------------------------------------------------
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

          Section 703.  Reports by Trustee.  The Trustee shall transmit to
                        ------------------
Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and the Company.

          Section 704.  Reports by Company.  The Company shall:
                        ------------------

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail, to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE VIII

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          Section 801.  Company May Consolidate, Etc., Only on Certain Terms.
                        ----------------------------------------------------
The Company shall not consolidate with or merge into another corporation or sell other than for cash or lease all or substantially all its assets to another corporation, or purchase all or substantially all the assets of another corporation, unless:

          (1) either the Company is the continuing corporation, or the successor corporation (if other than the Company) expressly assumes by supplemental indenture the obligations evidenced by the Securities (in which case, except in the case of such a lease, the Company will be discharged therefrom); and

          (2) immediately thereafter, the Company or the successor corporation (if other than the Company) would not be in default in the performance of any covenant or condition contained herein.

          Section 802.  Successor Substituted for Company.  Upon any
                        ---------------------------------
consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

          Section 901.  Supplemental Indentures Without Consent of Holders.
                        --------------------------------------------------
Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities in accordance with Article VIII; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3)  to secure the Securities; or

          (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (5) shall not adversely affect the interests of the Holders in any material respect.

          Section 902.  Supplemental Indentures with Consent of Holders.
                        -----------------------------------------------
Subject to Section 508, with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture. Notwithstanding any of the above, however, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (3) modify any of the provisions of this Section or Section 513 or
     Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          After a supplemental indenture under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the supplemental indenture. Any failure of the Company to mail such notice, or defect therein, shall not, however, in any way impair or affect the validity of such supplemental indenture.

          Section 903.  Execution of Supplemental Indentures.  In executing, or
                        ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 601, shall be fully protected in relying upon, an Opinion of Counsel of the Company stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 904.  Effect of Supplemental Indentures.  Upon the execution
                        ---------------------------------
of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 905.  Conformity with Trust Indenture Act.  Every supplemental
                        -----------------------------------
indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 906.  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------
Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and authenticated and made available for delivery by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE X

                                   COVENANTS

          Section 1001.  Payment of Principal, Premium and Interest.  The
                         ------------------------------------------
Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest on the Securities and the Redemption Price as and when due, in accordance with the terms of the Securities and this Indenture.

          The Company shall pay interest on overdue amounts at the rate set forth in paragraph 1 of the Securities, and it shall pay interest on overdue interest at the same rate compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue.

          Section 1002.  Maintenance of Office or Agency.  The Company will
                         -------------------------------
maintain in the Borough of Manhattan, the City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Such office or agency will initially be the office of the Trustee located at ___________________________. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, the City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however,
                                                              --------  -------
that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Section 1003.  Money for Security Payments to Be Held in Trust.  If
                         -----------------------------------------------
the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of and premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of and premium, if any, or interest on any Securities, deposit with the Paying Agent or Paying Agents a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and, unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of and premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal and premium, if any, or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of and premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 1004.  Statements of Officers of Company as to Default; Notice
                         -------------------------------------------------------
of Default.  (a)  The Company will deliver to the Trustee, within 120 days after
----------
the end of each fiscal year of the Company ending after the date hereof, a certificate, signed by the principal executive officer, principal financial officer, or principal accounting officer, stating whether or not to the best knowledge of the signers thereof the Company is in default (without regard to periods of grace or requirements of notice) in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          (b) The Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within five Business Days of its becoming aware of any such default or Event of Default.

          Section 1005.  Existence.  Subject to Article VIII, the Company will
                         ---------
do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and those of each of its Subsidiaries; provided, however, that the Company shall not
                                   --------  -------
be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the business of any Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

          Section 1006.  Maintenance of Properties.  The Company will cause all
                         -------------------------
properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the
              --------  -------
Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

          Section 1007.  Payment of Taxes and Other Claims.  The Company shall
                         ---------------------------------
pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary;

provided, however, that the Company shall not be required to pay or discharge or
--------  -------
cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

          Section 1008.  Further Instruments and Acts.  Upon request of the
                         ----------------------------
Trustee, the Company will execute and deliver such further instruments and perform such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          Section 1009.  Limitation on Liens.  (a)  The Company will not, and
                         -------------------
will not permit any Subsidiary to, incur, issue, assume or Guaranty any Indebtedness if such Indebtedness is secured by a pledge of, lien on, or security interest in any shares of Voting Stock of any Significant Subsidiary, whether such Voting Stock is now owned or shall hereafter be acquired, without providing that the Securities (together with, if the Company shall so determine, any other Indebtedness or Obligations of the Company or any Subsidiary ranking equally with such Securities and then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. For the purposes of the foregoing, pledging, placing a lien on or creating a security interest in any shares of Voting Stock of a Significant Subsidiary in order to secure then outstanding Indebtedness of the Company or any Subsidiary shall be deemed to be the incurrence, issuance, assumption or Guaranty (as the case may be) of such Indebtedness.

          (b) The foregoing limitation shall not apply to (i) Indebtedness secured by a pledge of, lien on or security interest in any shares of Voting Stock of any corporation if such pledge, lien or security interest is made or granted prior to or at the time such corporation becomes a Significant Subsidiary, (ii) liens or security interests securing Indebtedness of a Significant Subsidiary to the Company or another Significant Subsidiary or (iii) the extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien or security interest referred to in the foregoing clauses (i) and (ii) but only if the principal amount of Indebtedness secured by the liens or security interests immediately prior thereto is not increased and the lien or security interest is not extended to other property.

          Section 1010.  Limitations on Disposition of Stock of Significant
                         --------------------------------------------------
Subsidiaries.  The Company will not, and will not permit any Subsidiary to,
------------
sell, transfer or otherwise dispose of any shares of Capital Stock of any Significant Subsidiary (or of any Subsidiary having direct or indirect control of any Significant Subsidiary) except for, subject to the covenant relating to mergers and sales of assets described in Section 801, (i) a sale, transfer or other disposition of any Capital Stock of any Significant Subsidiary (or of any Subsidiary having direct or indirect control of any Significant Subsidiary) to a Wholly Owned Subsidiary of the Company or (ii) a sale, transfer or other disposition for at least fair value (as determined by the Board of Directors acting in good faith) of any of the Capital Stock of any Significant Subsidiary (or of any Subsidiary having direct or indirect control of any Significant Subsidiary) held by the Company and its Subsidiaries.

          Section 1011.  Waiver of Certain Covenants.  The Company may omit in
                         ---------------------------
any particular instance to comply with any term, provision or condition set forth in this Article X (other than Sections 1001 through 1004, inclusive), if before the time for such compliance the Holders of at least a majority (or such greater amount as may be specified in any such term, provision or condition) in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

          Section 1101.  Right of Redemption.  The Securities may be redeemed at
                         -------------------
the election of the Company at any time or from time to time on or after _________ __, 2007, in whole or in part, at the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

          Section 1102.  Applicability of Article.  Redemption of Securities at
                         ------------------------
the election of the Company, as permitted by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article XI.

          Section 1103.  Election to Redeem; Notice to Trustee.  The election of
                         -------------------------------------
the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 20 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

          Section 1104.  Selection by Trustee of Securities to be Redeemed.  If
                         -------------------------------------------------
less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          Section 1105.  Notice of Redemption.  Notice of redemption shall be
                         --------------------
given in the manner provided by Section 106, mailed not less than 20 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2) the formula pursuant to which the Redemption Price will be determined,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after that date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6) the CUSIP number of the Securities to be redeemed.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 1106.  Deposit of Redemption Price.  On or prior to any
                         ---------------------------
Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          Section 1107.  Securities Payable on Redemption Date.  Notice of
                         -------------------------------------
redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated
                 --------  -------
Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

          Section 1108.  Securities Redeemed in Part.  Any Security which is to
                         ---------------------------
be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.


                                  ARTICLE XII

                       DEFEASANCE AND COVENANT DEFEASANCE

          Section 1201.  Company's Option to Effect Defeasance or Covenant
                         -------------------------------------------------
Defeasance.  The Company may at its option by Board Resolution, at any time,
----------
elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article XII.

          Section 1202.  Defeasance and Discharge.  Upon the Company's exercise
                         ------------------------
of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the
               ----------
Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of and premium, if any, and interest on such

Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 607, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article XII.

          Subject to compliance with this Article XII, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

          Section 1203.  Covenant Defeasance.  Upon the Company's exercise of
                         -------------------
the option provided in Section 1201 applicable to this Section, (i) the Company shall be released from its obligations under any covenant contained in Article VIII and in Sections 1006 through 1010 and (ii) the occurrence of an event specified in Section 501(4) shall not constitute an Event of Default, and such Sections and Article shall no longer apply with respect to or for the benefit of the Company, the Securities and the Holders of Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant
                                                            --------
Defeasance"). For this purpose, such Covenant Defeasance means that the Company
----------
may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Sections or Article whether directly or indirectly by reason of any reference elsewhere herein to any such Sections or Article or by reason of any reference in any such Sections or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          Section 1204.  Conditions to Defeasance or Covenant Defeasance.  The
                         -----------------------------------------------
following shall be the conditions to application of either Section 1202 or
Section 1203 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this
     Article XII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee or other qualifying trustee to pay and discharge, the principal of and premium, if any, and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means
                                             ---------------------------
     securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except
                                                           --------
     as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

          (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit, in the case of an election under Section 1202 or 1203.

          (5) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(5) and (6) are concerned, at any time during the period ending on the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1202 or the Covenant Defeasance under Section 1203 (as the case may be) have been complied with.

          (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          Section 1205.  Deposited Money and U.S. Government Obligations to Be
                         -----------------------------------------------------
Held in Trust; Other Miscellaneous Provisions.  Subject to the provisions of the
---------------------------------------------
last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section

1204 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Securities, of all sums due and to become due thereon, in respect of principal and premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article XII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount hereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

          Section 1206.  Reinstatement.  If the Trustee or Paying Agent is
                         -------------
unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article XII until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any
                           --------  -------
payment of principal of or premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                         NATIONWIDE FINANCIAL SERVICES, INC.


                         By:
                              --------------------------------------------------
                              Name:
                              Title:

Attest:


--------------------



                         WILMINGTON TRUST COMPANY,
                           as Trustee

                         By:
                              ==================================================
                              Name:
                              Title:

Attest:


--------------------

STATE OF __________ )
                    )    ss.:
COUNTY OF __________)


          On the _____ day of _____, 1997 before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that s/he is the __________ _________________________________ of Nationwide
Financial Services, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed his/her name thereto by authority of the Board of Directors of such corporation.



                                        ----------------------------------------
                                                       Notary Public


[NOTARIAL SEAL APPEARS HERE]

STATE OF __________ )
                    )    ss.:
COUNTY OF __________)


          On the ____ day of __________, 1997 before me personally came ___________________ to me known, who, being by me duly sworn, did depose and say that s/he is an _______________ of Wilmington Trust Company, a corporation described in and which executed the foregoing instrument; and that s/he signed his/her name thereto by authority of the Board of Directors of such corporation.



                                        ----------------------------------------
                                                      Notary Public


[NOTARIAL SEAL APPEARS HERE]

                      Nationwide Financial Services, Inc.
                 Certain Sections of this Indenture relating to
                  Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:


Trust     Indenture
   Act Section                                        Indenture Section
-----------------                                     -----------------

(S) 310 (a)(1)                                        609
        (a)(2)                                        609
        (a)(3)                                        Not Applicable
        (a)(4)                                        Not Applicable
        (b)                                           608
                                                      610
(S) 311 (a)                                           613
        (b)                                           613
(S) 312 (a)                                           701
                                                      702
        (b)                                           702
        (c)                                           702
(S) 313 (a)                                           703
        (b)                                           703
        (c)                                           703
        (d)                                           703
(S) 314 (a)                                           704
        (a)(4)                                        101
                                                     1004
        (b)                                           Not Applicable
        (c)(1)                                        102
        (c)(2)                                        102
        (c)(3)                                        Not Applicable
        (d)                                           Not Applicable
        (e)                                           102
(S) 315 (a)                                           601
        (b)                                           602
        (c)                                           601
        (d)                                           601
        (e)                                           514
(S) 316 (a)                                           101
        (a)(1)(A)                                     502
                                                      512
        (a)(1)(B)                                     513
        (a)(2)                                        Not Applicable
        (b)                                           508
        (c)                                           104
(S) 317 (a)(1)                                        503
        (a)(2)                                        504
        (b)                                          1003
(S) 318 (a)                                           107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
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                               TABLE OF CONTENTS
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                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

  Section 101.  Definitions.................................................   1
  Section 102.  Compliance Certificates and Opinions........................  10
  Section 103.  Form of Documents Delivered to Trustee......................  11
  Section 104.  Acts of Holders; Record Date................................  11
  Section 105.  Notices, Etc., to Trustee and Company.......................  12
  Section 106.  Notice to Holders; Waiver...................................  13
  Section 107.  Conflict with Trust Indenture Act...........................  13
  Section 108.  Effect of Headings and Table of Contents....................  14
  Section 109.  Successors and Assigns......................................  14
  Section 110.  Separability Clause.........................................  14
  Section 111.  Benefits of Indenture.......................................  14
  Section 112.  Governing Law...............................................  14
  Section 113.  Legal Holidays..............................................  14
  Section 114.  Incorporators, Stockholders, Officers and
                Directors of the Company Exempt from
                Individual Liability........................................  14

                                   ARTICLE II

                              FORMS OF SECURITIES

  Section 201.  Forms Generally.............................................  15
  Section 202.  Form of Face of Security....................................  16
  Section 203.  Form of Reverse of Security.................................  18
  Section 204.  Global Securities...........................................  21
  Section 205.  Form of Trustee's Certificate of Authentication.............  21
  Section 206.  Form of Assignment..........................................  23

                                  ARTICLE III

                                 THE SECURITIES

  Section 301.  Title and Terms.............................................  24
  Section 302.  Denominations...............................................  25
  Section 303.  Execution, Authentication, Delivery and Dating..............  25
  Section 304.  Temporary Securities........................................  26
  Section 305.  Registration, Registration of Transfer and Exchange.........  27
  Section 306.  Mutilated, Destroyed, Lost and Stolen

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                Securities..................................................  29
  Section 307.  Payment of Interest; Interest Rights Preserved..............  30
  Section 308.  Persons Deemed Owners.......................................  32
  Section 309.  Cancellation................................................  32
  Section 310.  Computation of Interest.....................................  32
  Section 311.  CUSIP Numbers...............................................  32

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

  Section 401.  Satisfaction and Discharge of Indenture.....................  33
  Section 402.  Application of Trust Money..................................  34

                                   ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

  Section 501.  Events of Default...........................................  34
  Section 502.  Acceleration of Maturity Date; Rescission and Annulment.....  36
  Section 503.  Collection of Indebtedness and Suits for Enforcement by
                Trustee.....................................................  37
  Section 504.  Trustee May File Proofs of Claim............................  37
  Section 505.  Trustee May Enforce Claims Without Possession of Securities.  38
  Section 506.  Application of Money Collected..............................  38
  Section 507.  Limitation on Suits.........................................  39
  Section 508.  Unconditional Right of Holders to Receive Principal,
                Premium and Interest........................................  39
  Section 509.  Restoration of Rights and Remedies..........................  40
  Section 510.  Rights and Remedies Cumulative..............................  40
  Section 511.  Delay or Omission Not Waiver................................  40
  Section 512.  Control by Holders..........................................  40
  Section 513.  Waiver of Past Default......................................  41
  Section 514.  Undertaking for Costs.......................................  41
  Section 515.  Waiver of Stay or Extension Laws............................  41

                                  ARTICLE VI

                                  THE TRUSTEE

  Section 601.  Certain Duties and Responsibilities.........................  42
  Section 602.  Notice of Defaults..........................................  42
  Section 603.  Certain Rights of Trustee...................................  42

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  Section 604.  Not Responsible for Recitals or Issuance of Securities......  43
  Section 605.  May Hold Securities.........................................  44
  Section 606.  Money Held in Trust.........................................  44
  Section 607.  Compensation and Reimbursement..............................  44
  Section 608.  Disqualification; Conflicting Interests.....................  45
  Section 609.  Corporate Trustee Required; Eligibility.....................  45
  Section 610.  Resignation and Removal; Appointment of Successor...........  45
  Section 611.  Acceptance of Appointment by Successor......................  47
  Section 612.  Merger, Conversion, Consolidation or Succession to Business.  47
  Section 613.  Preferential Collection of Claims Against Company...........  48
  Section 614.  Appointment of Authenticating Agent.........................  48

                                  ARTICLE VII

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

  Section 701.  Company to Furnish Trustee Names and Addresses of Holders...  50
  Section 702.  Preservation of Information; Communications to Holders......  50
  Section 703.  Reports by Trustee..........................................  51
  Section 704.  Report to Company...........................................  51

                                  ARTICLE VIII

  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

  Section 801.  Company May Consolidate, Etc., Only on Certain Terms........  52
  Section 802.  Successor Substituted for Company...........................  52

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES


  Section 901.  Supplemental Indentures Without Consent of Holders..........  53
  Section 902.  Supplemental Indentures with Consent of Holders.............  53
  Section 903.  Execution of Supplemental Indentures........................  54
  Section 904.  Effect of Supplemental Indentures...........................  55

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  Section 905.  Conformity with Trust Indenture Act.........................  55
  Section 906.  Reference in Securities to Supplemental Indentures..........  55


                                   ARTICLE X

                                   COVENANTS

  Section 1001.  Payment of Principal, Premium and Interest.................  55
  Section 1002.  Maintenance of Office or Agency............................  55
  Section 1003.  Money for Security Payments to Be Held in Trust............  56
  Section 1004.  Statements of Officers of Company as to Default; Notice of
                 Default....................................................  58
  Section 1005.  Existence..................................................  58
  Section 1006.  Maintenance of Properties..................................  58
  Section 1007.  Payment of Taxes and Other Claims..........................  58
  Section 1008.  Further Instruments and Acts...............................  59
  Section 1009.  Limitation on Liens........................................  59
  Section 1010.  Limitations on Disposition of Stock of Significant
                 Subsidiaries...............................................  60
  Section 1011.  Waiver of Certain Covenants................................  60

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

  Section 1101.  Right of Redemption........................................  60
  Section 1102.  Applicability of Article...................................  60
  Section 1103.  Election to Redeem; Notice to Trustee......................  61
  Section 1104.  Selection by Trustee of Securities to be Redeemed..........  61
  Section 1105.  Notice of Redemption.......................................  61
  Section 1106.  Deposit of Redemption Price................................  62
  Section 1107.  Securities Payable on Redemption Date......................  62
  Section 1108.  Securities Redeemed in Part................................  63

                                  ARTICLE XII

                       DEFEASANCE AND COVENANT DEFEASANCE

  Section 1201.  Company's Option to Effect Defeasance or Covenant
                 Defeasance.................................................  63
  Section 1202.  Defeasance and Discharge...................................  63
  Section 1203.  Covenant Defeasance........................................  64
  Section 1204.  Conditions to Defeasance or Covenant Defeasance............  64

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  Section 1205.  Deposited Money and U.S. Government Obligations to Be Held
                 in Trust; Other Miscellaneous Provisions...................  66
  Section 1206.  Reinstatement..............................................  67


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